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                             Prospectus Supplement
                             ---------------------

                                HSBC FUNDS TRUST

                              CASH MANAGEMENT FUND
                          GOVERNMENT MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                      NEW YORK TAX-FREE MONEY MARKET FUND
                                 (the "Funds")

                         SUPPLEMENT DATED JULY 13, 2001
                       TO PROSPECTUS DATED APRIL 30, 2001

          The following is a Supplement to the Funds' Prospectus dated April 30, 2001 (the "Prospectus"). This Supplement should be read in conjunction with the Prospectus.

          After the merger of HSBC Bank and Republic National Bank of New York, the HSBC Fund Board of Trustees and HSBC Asset Management (Americas) Inc. discussed a possible combination of the Funds with the Republic Funds. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning. After discussions with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment adviser to the Funds, and the Board of Trustees accepted the resignation, which is effective on September 28, 2001. In light of the decision to resign, HSBC Asset Management believes that the interests of each HSBC Fund would be served if shareholders were to select a new investment adviser.

          The Board of Trustees of the HSBC Funds unanimously approved a proposal for shareholder consideration that, if approved by HSBC Fund shareholders, would replace HSBC Asset Management with the Wilmington Trust Company as investment adviser.

          The Board of Trustees considered 10 candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that the Wilmington Trust Company presented the best opportunity to enhance shareholder value for the HSBC Fund shareholders. The Board of Trustees believes that the Wilmington Trust Company will offer HSBC Fund shareholders an excellent investment opportunity.

          On July 13, 2001, proxy materials were filed with the Securities and Exchange Commission. The proxy materials which describe the proposal in detail will be sent to HSBC Fund shareholders on or about August 3, 2001.